Enhancement of AFL-CIO HIT Portfolio Management: US Treasury Futures Contracts

●	The AFL-CIO Housing Investment Trust (HIT) recently obtained the authority to invest in U.S. Treasury futures contracts as an additional tool to efficiently manage the effective duration of its portfolio without additional risk.

●	There is no change to the HIT’s portfolio strategy, which is to manage duration within the range of plus or minus one-half year of the effective duration of the Bloomberg Barclays U.S. Aggregate Bond Index, its benchmark. The HIT has added disclosures about Treasury futures contracts in its registration statement.

●	The HIT portfolio’s exposure to U.S. Treasury futures contracts will be limited to 5% of the notional value of its assets.

●	U.S. Treasury futures contracts are one of the most widely used financial instruments and are universally recognized as highly standardized, liquid and transparent.

●	Many core fixed income mutual funds, institutional separate accounts, banks and other institutional investors in the U.S. and worldwide utilize the efficiency and deep liquidity of U.S. Treasury futures contracts to manage interest rate risk as part of their portfolio risk mitigation strategies.

●	Use of U.S. Treasury futures contracts will help the HIT more efficiently invest in construction-related impact investments and optimize portfolio allocation while maintaining its desired level of portfolio duration.

●	The HIT expects to begin purchasing U.S. Treasury futures contracts in the first quarter of 2022.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.